UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2010

ACCURIDE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32483	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN		47715
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (812) 962-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.  Other Events.

Accuride Corporation (the “Company”) is filing its unaudited pro forma condensed consolidated financial information for the fiscal year ended December 31, 2009 and for the six-month period ended June 30, 2010 set forth in Exhibit 99.1 and presented in accordance with Article 11 of Regulation S-X.  The unaudited pro forma condensed consolidated statement of operations is derived from the historical consolidated financial statements of the Company and gives pro forma effect to (i) the Company’s Third Amended Plan of Reorganization, as amended and confirmed by the United States Bankruptcy Court for the District of Delaware on February 18, 2010 and (ii) the adoption of Fresh Start Accounting in accordance with Accounting Standards Codification No. 852, “Reorganizations,” in each case, upon the Company’s emergence from Chapter 11 bankruptcy proceedings on February 26, 2010.  Exhibit 99.1 is incorporated by reference into this Item 8.01.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

99.1               Unaudited Pro Forma Condensed Consolidated Financial Information for Accuride Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION
Date:	August 10, 2010

/s/ Stephen A. Martin
Stephen A. Martin
Vice President / General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information for Accuride Corporation.